Exhibit 10.8
AMENDMENT NO. 5 TO
RECEIVABLES PURCHASE AGREEMENT
This AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT, dated as of April 3, 2014 (this “Amendment”), is among MYLAN PHARMACEUTICALS INC. (“MPI”), individually and as initial servicer (in such capacity, the “Servicer”), MYLAN SECURITIZATION LLC (“Seller”), WORKING CAPITAL MANAGEMENT CO., LP (“WCMC”), as a conduit purchaser, VICTORY RECEIVABLES CORPORATION (“Victory”), as a conduit purchaser (each of WCMC and Victory in the capacity of a conduit purchaser, individually, a “Conduit Purchaser” and collectively, the “Conduit Purchasers”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a committed purchaser, MIZUHO BANK, LTD. (“Mizuho”), as a committed purchaser, SUNTRUST BANK (“SunTrust”), as a committed purchaser, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMUNY”), as a committed purchaser (each of PNC, Mizuho, SunTrust and BTMUNY in the capacity of a committed purchaser, individually, a “Committed Purchaser” and collectively, the “Committed Purchasers” and collectively with the Conduit Purchasers, the “Purchasers”), PNC, as a purchaser agent, Mizuho, as a purchaser agent, SUNTRUST ROBINSON HUMPHREY, INC. (“STRH”), as a purchaser agent, BTMUNY, as a purchaser agent (each of PNC, Mizuho, STRH and BTMUNY in the capacity of a purchaser agent, individually, a “Purchaser Agent” and collectively, the “Purchaser Agents”), BTMUNY, as agent on behalf of the Secured Parties (in such capacity, the “Agent”), and PNC, as an issuer of Letters of Credit (in such capacity, the “LOC Issuer”).
W I T N E S S E T H:
WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement, dated as of February 21, 2012 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
WHEREAS, the parties hereto wish to amend the Agreement upon the terms hereof.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), each of the parties hereto hereby agree as follows:
A G R E E M E N T:
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Agreement.
2.    Amendment. The definition of “Specified Concentration Percentage” set forth in Appendix A to the Agreement is replaced in its entirety with the following:
“Specified Concentration Percentage” means, with respect to any Obligor, the greater of (a) the percentage, if any, determined by the Agent and each Purchaser

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Agent in their sole discretion with respect to such Obligor by written notice to the Seller and the Servicer; it being understood and agreed that the Agent or any Purchaser Agent, in its sole discretion, may reduce any such percentage described in this clause (a) with respect to any Obligor at any time in its sole discretion by written notice to the Seller and the Servicer, it being understood that as of April 3, 2014, a Specified Concentration Percentage of (i) 32.0% shall apply to all Receivables the Obligor of which is Cardinal Health, Inc., so long as Cardinal Health, Inc.’s S&P short-term debt rating is A-2 or higher and Cardinal Health, Inc.’s Moody’s short-term debt rating is P-2 or higher, otherwise, the percentage appearing opposite such Obligor’s short-term unsecured debt ratings on the table below shall apply to all Receivables of such Obligor, (ii) 32.0% shall apply to all Receivables the Obligor of which is McKesson Corporation, so long as McKesson Corporation’s S&P short-term debt rating is A-2 or higher and McKesson Corporation’s Moody’s short-term debt rating is P-2 or higher, otherwise, the percentage appearing opposite such Obligor’s short-term unsecured debt ratings on the table below shall apply to all Receivables of such Obligor and (iii) 32.0% shall apply to all Receivables the Obligor of which is AmerisourceBergen Corporation, so long as AmerisourceBergen Corporation’s S&P short-term debt rating is A-2 or higher and AmerisourceBergen Corporation’s Moody’s short-term debt rating is P-2 or higher, otherwise, the percentage appearing opposite such Obligor’s short-term unsecured debt ratings on the table below shall apply to all Receivables of such Obligor, and (b) other than with respect to any Specified Concentration Percentage for any Obligor set forth in clause (a) above, the percentage appearing opposite such Obligor’s short-term unsecured debt ratings on the table below:

S&P/Moody’s Short-Term Rating	S&P/Moody’s Long-Term Rating	Specified Concentration Percentage
A-1 or higher/P-1	A+/A1 or higher	32.0%
A-2/P-2	BBB+/Baa1	20.0%
A-3/P-3	BBB-/Baa3	8.0%
Below A-3/P-3 or Not Rated	Below BBB-/Baa3 or Not Rated	3.0%

Subject to the next sentence, if the short-term unsecured debt rating established by Moody’s or S&P for an Obligor shall fall one or more rating category gradation below the other rating agency’s comparable gradation (or has been withdrawn), the lower of the two ratings shall apply. If either Moody’s or S&P does not maintain (and has not withdrawn) a short-term unsecured senior debt rating of an Obligor, the Concentration Limit for such Obligor shall be determined in accordance with the table above based upon the long-term unsecured debt rating established by Moody’s or S&P but if the long-term unsecured debt rating established by Moody’s or S&P for an Obligor shall fall one or more rating category gradation below the other rating agency’s comparable gradation (or has been withdrawn), the lower of the two ratings shall apply. If an Obligor is not rated by either Moody’s or S&P it shall be considered unrated.

3.    Representations and Warranties. Each of Seller, MPI, the Servicer and Performance Guarantor represents and warrants to each of the other parties hereto as of the date hereof, both before and immediately after giving effect to this Amendment, as follows:
(a)    The representations and warranties made by it in the Agreement and each of the other Transaction Document to which it is a party are true and correct both as of the date hereof and immediately after giving effect to this Amendment.
(b)    The execution and delivery by it of this Amendment and the performance of its respective obligations under this Amendment and the Agreement (as amended hereby), each as applicable, and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment and the Agreement (as amended hereby), and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.
(c)    No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
4.    Conditions to Effectiveness. This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions precedent:
(a)    Execution of Amendment. The Agent shall have received a counterpart of this Amendment duly executed by each of the parties hereto.
(b)    No Defaults. No Event of Default or Unmatured Event of Default shall have occurred and be continuing either before or immediately after giving effect to this Amendment.
(c)    Representations and Warranties True. The representations and warranties of Seller, MPI and the Servicer contained in the Agreement, and of Seller, MPI, the Servicer and Performance Guarantor contained in this Amendment, in each case, shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.
5.    Reference to and Effect on the Agreement and the other Transaction Documents.
(a)    Each reference in the Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to “Receivables Purchase Agreement”, “Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended hereby.
(b)    Each of the Agreement and the other Transaction Documents (except as specifically amended herein) is hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to any right, power or remedy of the Agent, any Purchaser, any Purchaser Agent or the LOC Issuer under, nor constitute a waiver of or amendment to, any other provision or condition under any Transaction Document.
(d)    To the extent that the consent of any party hereto, in any capacity, is required under any Transaction Document or any other agreement entered into in connection with any Transaction Document with respect to any of the amendments set forth herein, such party hereby grants such consent.
6.    Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Agreement.
7.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Seller, the Servicer, MPI, the Purchasers, the Purchaser Agents, the LOC Issuer and the Agent, and their respective successors and assigns.
8.    Costs and Expenses. The Seller agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of the Agent, each Purchaser, each Purchaser Agent and the LOC Issuer in connection with the preparation, negotiation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith, including reasonable attorneys’ fees and expenses of a single counsel.
9.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
10.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
11.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
13.    Reaffirmation of Performance Guaranty. After giving effect to this Amendment, and the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
MYLAN PHARMACEUTICALS INC.,
individually and as initial Servicer

By: /s/ John Miraglia
Name: John Miraglia
Title: Assistant Treasurer

MYLAN SECURITIZATION LLC,
as Seller

By: /s/ John Miraglia
Name: John Miraglia
Title: President

S-1    Amendment No. 5 to Mylan
        Receivables Purchase Agreement

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Purchaser Agent for the BTMU Group

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Agent

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Committed Purchaser

By: /s/ Jaime Sussman
Name: Jaime Sussman
Title: Vice President

S-2    Amendment No. 5 to Mylan
        Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the PNC Group

By: /s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser and as a LOC Issuer

By: /s/ Robyn Reeher
Name: Robyn Reeher
Title: Vice President

S-3    Amendment No. 5 to Mylan
        Receivables Purchase Agreement

SUNTRUST ROBINSON HUMPHREY, INC.,
as Purchaser Agent for the SunTrust Group

By: /s/ Emily Shields
Name: Emily Shields
Title: Vice President

SUNTRUST BANK,
as a Committed Purchaser

By: /s/ Michael Peden
Name: Michael Peden
Title: Vice President

S-4    Amendment No. 5 to Mylan
        Receivables Purchase Agreement

WORKING CAPITAL MANAGEMENT CO., LP, as a Conduit Purchaser

By: /s/ Shinichi Nochide
Name: Shinichi Nochide
Title: Attorney-in-fact

MIZUHO BANK, LTD.,
as Purchaser Agent for the Mizuho Group

By: /s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

MIZUHO BANK, LTD.,
as a Committed Purchaser

By: /s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

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        Receivables Purchase Agreement

ACKNOWLEDGED AND AGREED TO:
MYLAN INC.,
as Performance Guarantor

By: /s/ John Miraglia
Name: John Miraglia
Title: Assistant Treasurer

S-6    Amendment No. 5 to Mylan
        Receivables Purchase Agreement